SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

       Filed by the registrant  [ ]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
       [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
       [x] Definitive proxy statement             Commission Only (as permitted
       [ ] Definitive additional materials        by Rule 14a-6(e)(2))
       [ ] Soliciting material pursuant to
           Rule 14a-11(c) or Rule 14a-12

                                 OLERAMMA, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
       [ ] No Fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, schedule or registration statement no.:

       (3) Filing party:

       (4) Date filed:

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                                 OLERAMMA, INC.
                           5085 LIFT DRIVE, SUITE 201
                          COLORADO SPRINGS, CO  80919


                                                 March 14, 2000


Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Oleramma, Inc. ("Oleramma") to be held at 10:00 a.m. Mountain Standard Time on March 29, 2000, at the offices of OLERAMMA, INC., 5085 Lift Drive, Suite 201, Colorado Springs, CO 80919, for the following purposes:

1. To vote on a proposal to amend Oleramma's Articles of Incorporation to change the name of Oleramma, Inc. from "Oleramma, Inc." to "BuckTV.com, Inc."

2. To vote on a proposal to amend Oleramma's Articles of Incorporation to increase the number of authorized common shares from twenty million to one hundred million shares.

3. To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

     Only Oleramma's stockholders of record at the close of business on March 8, 2000, are entitled to notice of, and entitled to vote at, the special meeting and at any adjournments or postponements of the special meeting.

     The Oleramma Board of Directors unanimously recommends that stockholders vote "FOR" the above proposal.

     Whether or not you plan to attend, to assure your representation at the meeting please carefully read the accompanying proxy statement, which describes the matter to be voted upon, and complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Oleramma in street name and decide to attend the special meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Oleramma's shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically an only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the special meeting.

     We look forward to seeing you at the special meeting

                                           By Order of the Board of Directors,


                                           /s/ Richard Lindberg
                                           ---------------------------
                                           Richard Lindberg, President


Colorado Springs, CO
March 14, 2000



                                  OLERAMMA, INC.
                           5085 LIFT DRIVE, SUITE 201
                            COLORADO SPRINGS, CO  80919



                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 29, 2000


                      GENERAL INFORMATION FOR STOCKHOLDERS

         The enclosed proxy card is solicited on behalf of the board of directors of Oleramma, Inc., a Nevada corporation ("Oleramma"), for use at a special meeting of stockholders to be held at to be held at 10:00 a.m. Mountain Standard Time on March 29, 2000, at the offices of OLERAMMA, INC., 5085 Lift Drive, Suite 201, Colorado Springs, CO 80919, and at any adjournment. This proxy statement and the accompanying proxy card were mailed on or about March 15, 2000, to the stockholders entitled to vote at the special meeting.

                             RECORD DATE AND VOTING

         The specific proposal to be considered and acted upon at the special meeting is described in detail in this proxy statement. Stockholders of record at the close of business on March 8, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the special meeting. As of the close of business on that date, there were outstanding and entitled to vote 3,767,200 shares of Oleramma's common stock, par value $0.001 per share (the "Common Stock"). There were no outstanding or issued Preferred Shares. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the Record Date.

         A majority of all of the shares of Common Stock entitled to vote, whether present in person or by represented by proxy, will constitute a quorum for the transaction of business at the special meeting.

         At the special meeting, all holders of shares of Common Stock will be asked to vote on the proposal. A majority of the votes cast by the holders of Common Stock is required in order to approve the proposal.

         If a choice as to the proposal before the special meeting has been specified by a stockholder on a returned proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the proposal.

         Abstentions and broker non-votes (that is, a proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

         To ensure that your shares are voted at the special meeting, please complete, date, sign and return the enclosed proxy in the accompanying postage-prepaid, return envelope as soon as possible.

         The corporate action described in this proxy statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with Oleramma's Corporate Secretary at its principal executive offices at 5085 Lift Drive, Suite 201, Colorado Springs, CO 80919, a duly executed proxy bearing a later date or by attending the special meeting and voting that stockholder's shares in person. Persons who hold Oleramma's shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Corporate Secretary of Oleramma at its principal executive offices or by attending the special meeting and voting that legal ballot in person.

                                  SOLICITATION

         Oleramma will bear the cost of soliciting proxies. In addition, Oleramma will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of Oleramma registered in the names of those persons, and Oleramma will reimburse them for their reasonable out-of-pocket costs. Oleramma may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation.

                           FORWARD-LOOKING STATEMENTS

         Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from other manufacturers of cataract-extraction technologies, the unavailability of any necessary intellectual property rights possessed by third parties, and certain of those risks described in Oleramma's most recent report on Form 10-SB filed with the Securities and Exchange Commission.

                              PROPOSAL NUMBER ONE

  AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE OLERAMMA'S
                            NAME TO "BuckTV.com, Inc."

         The board of directors has unanimously approved, subject to stockholder approval, an amendment to Oleramma's Articles of incorporation changing the name of Oleramma to "BuckTV.com, Inc." The full text of the proposed changes to Oleramma's Articles of incorporation has been incorporated into the proposed Articles of amendment of Oleramma's Articles of incorporation included as Exhibit A.

         This name change reflects the board of director's decision to expand Oleramma's business focus beyond agricultural research.

         In making this decision, the board of directors was principally influenced by two considerations. First, the management of Company plans to seek new opportunities for the Company by developing a website. Second, in recent years the stockholders of development-stage reserach companies have for the most part had little to show for risks taken and resources committed, given that the stock price of development-stage companies in the agricultural research sector have lagged well behind market indices.

        By contrast, development of a marketing website offers the prospect of a more limited commitment of resources, a quicker return on investment, and a stock price that reflects the promise of technologies under development.

         Given these considerations, the board of directors has decided that its would be in the best interests of Oleramma and its stockholders for Oleramma to adopt a broader approach in marketing products through the world wide internet and to consider investing in electronic infrastructure, software and communication technologies. Note that this change reflects an adjustment in company strategy. Oleramma will continue to develop, to the extent consistent with its revised strategy, its own interactive website.

         The board of directors believes that given Oleramma's revised strategy, it is only appropriate that it adopt a corporate name that reflects that strategy. The board of directors believes the new name, "BuckTV.com, Inc.," will give Oleramma immeasurably greater credibility in acquiring and, ultimately, commercializing or divesting its technologies.

         Oleramma believes its name change will have no adverse effect on its business. Public recognition of Oleramma's name is generally limited to the agricultural industry. Notifying Oleramma's business partners of the name change should be a simple matter. In addition, Oleramma will continue to use its current OTC-Bulletin Board ticker symbol, until the name change is approved. At which time, the Company plans to apply for a new symbol which would better reflect its new name.

         Upon Stockholder approval of the name change, stockholders will be required to submit their stock Articless for exchange. Following the effective date of the amendment changing the name of Oleramma, all new stock Articless issued by Oleramma with its new name, BuckTV.com, Inc.

         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the Record Date, voting as a single class, is required for the approval of this proposal.

         The board of directors deems this proposal to be in the best interests of Oleramma and its stockholders and recommends that you vote "FOR" this proposal.

                               PROPOSAL NUMBER TWO

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE OLERAMMA'S NUMBER OF AUTHORIZED COMMON SHARES FROM TWENTY MILLION TO ONE HUNDRED MILLION

         The board of directors has unanimously approved, subject to stockholder approval, an amendment to Oleramma's Articles of incorporation changing the number of authorized common shares, $0.01 par value from twenty million to one hundred million shares. The proposed changes to Oleramma's Articles of incorporation has been incorporated into the proposed Articles of amendment of Oleramma's Articles of incorporation included as Exhibit A.

         Increasing the number of authorized shares will give the company added flexibility to enhance its capitalization.

         In making this decision, the board of directors was principally influenced by the need that at sometime in the future, the Company may need to seek additional equity capital in order to expand its operations. The additional number of authorized shares will give the Company added flexibility to utilize these common shares to help it finance and capitalize the Company.

         Given these considerations, the board of directors has decided that its would be in the best interests of Oleramma and its stockholders for Oleramma to increase its number of its $0.01 par value, authorized common shares from twenty million to one hundred million.

         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the Record Date, voting as a single class, is required for the approval of this proposal.

         The board of directors deems this proposal to be in the best interests of Oleramma and its stockholders and recommends that you vote "FOR" this proposal.



                                 OTHER BUSINESS

         As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the special meeting is that herein set forth. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                              THE BOARD OF DIRECTORS

Dated:   March 13, 2000

                                   Exhibit A


                            ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                                  OLERAMMA, INC.

 (Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. Oleramma, Inc. (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation was filed in the office of the Secretary of State on September 21, 1998.

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE I and ARTICLE VI and replacing it in its entirety with the following amendments:

          "ARTICLE I: The name of the corporation is BuckTV.com, Inc, a Nevada corporation."

          "ARTICLE VI: The corporation shall have authority to issue one hundred million shares of Common Stock at par value of $0.001 per share; and five million shares of Preferred Stock at a par value of $0.001."

         3. This amendment to the Articles of incorporation has been duly adopted in accordance General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 3,767,200; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was ____________ (__%) and the number voted against such amendment was ______.


         The undersigned has signed this Articles on March __, 2000.


                                                     /s/
                                                     ---------------------------
                                                     Richard Lindberg
                                                     President

                                   PROXY CARD


                                  OLERAMMA, INC.
                         Special meeting of STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder of Oleramma, Inc. ("Oleramma") hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held on Friday, March 29, 2000, and the related proxy statement, and appoints Mr. Richard Lindberg, Mr. Larry Hunter and
Mr. Bry Behrmann, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of Oleramma's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at 10:00 a.m. Mountain Standard Time on March 29, 2000, at the offices of OLERAMMA, INC., 5085 Lift Drive, Suite 201, Colorado Springs, CO 80919, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.


1. To authorize the proposal to amend Oleramma's Articles of incorporation to change the name of Oleramma from "Oleramma, Inc." to "BuckTV.com, Inc.";

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

2. To authorize the proposal to amend Oleramma's Articles of incorporation to increase the number of authorized common shares from twenty million (20,000,000) to one hundred million
         (100,000,000).

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]


3. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

         The board of directors recommends you vote "FOR" the above proposals.

         This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)




PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                               Dated: ____________, 2000


                                               ---------------------------------
                                               (Print Name)


                                               ---------------------------------
                                               (Authorized Signature)


         I plan to attend the special meeting in person:

                                    [ ]   Yes

                                    [ ]   No

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